Supplement to the
Strategic Advisers® Income Opportunities Fund
April 29, 2016
Summary Prospectus

At a special meeting of Strategic Advisers® Income Opportunities Fund, shareholders approved a new sub-advisory agreement with FIAM LLC on behalf of the fund.

The following information supplements information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers, Inc. (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund’s sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

The following information replaces the similar information found in the "Fund Summary" section under the "Investment Adviser" heading.

Strategic Advisers, Inc. (Strategic Advisers) (the Adviser) is the fund's manager. FIAM LLC (FIAM) has been retained to serve as a sub-adviser for the fund.

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Matthew Conti (portfolio manager) has managed FIAM's portion of the fund's assets invested in FIAM's High Income strategy since 2016.

SRQ-SUM-16-02 1.9879810.101	December 8, 2016